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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 5, 2006

                         ENTERTAINMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

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
           MARYLAND                       1-13561                43-1790877
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)
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                        30 WEST PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108
                (Address of principal executive office)(Zip Code)

                                 (816) 472-1700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF PRINCIPAL OFFICERS.

On June 2, 2006, Entertainment Properties Trust (the "Company"), issued a press release announcing that Fred L. Kennon will retire as Vice President, Chief Financial Officer and Treasurer of the Company effective June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The Company also announced that effective June 30, 2006, Mark A. Peterson, the Company's current Vice President--Accounting and Administration, will assume the role of Vice President, Chief Financial Officer and Treasurer of the Company, and Gregory K. Silvers, the Company's current Vice President, General Counsel and Secretary, will assume the additional role of Chief Operating Officer of the Company.

Information regarding Messrs. Peterson and Silvers and their respective employment agreements, is available in the Company's most recent Definitive Proxy Statement on Schedule 14A dated April 3, 2006, filed with the Securities and Exchange Commission on April 7, 2006, and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

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NUMBER   DESCRIPTION
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
99.1     Press Release dated June 2, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENTERTAINMENT PROPERTIES TRUST


                                        By: /s/ Fred L. Kennon
                                            ------------------------------------
                                            Fred L. Kennon
                                            Vice President, Treasurer and Chief
                                            Financial Officer

Date: June 5, 2006

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INDEX TO EXHIBITS

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
EXHIBIT   DESCRIPTION
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
99.1      Press Release dated June 2, 2006
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